Prospectus Supplement	November 30, 2019

Putnam RetirementReady® Funds

Prospectus dated November 30, 2019

Putnam Retirement Income Fund Lifestyle 1

Summary Prospectus dated November 30, 2019

Effective December 2, 2019, Putnam Retirement Income Fund Lifestyle 1 will be renamed Putnam RetirementReady Maturity Fund.

Putnam Investment Management, LLC (“Putnam Management”) has recommended a new fee structure for the Putnam RetirementReady Funds that is expected to reduce the funds’ overall fees and expenses. Currently, the Putnam RetirementReady Funds do not pay a management fee to Putnam Management. Instead, the funds bear management fees indirectly, because the underlying funds in which each Putnam RetirementReady Fund invests pay management fees to Putnam Management (otherwise known as acquired fund fees and expenses). Under the new management fee structure, each Putnam RetirementReady Fund will pay a management fee directly to Putnam Management. However, Putnam Management will also agree to reimburse each Putnam RetirementReady Fund for its acquired fund fees and expenses and certain other expenses, so that, overall, the new fee structure is expected to result in lower fees and expenses for each fund. The Board of Trustees of the Putnam RetirementReady Funds (the “Trustees”) have approved, subject to shareholder approval, a new management contract for each fund reflecting the new management fees and an expense limitation agreement reflecting Putnam Management’s commitment to reimburse fees and expenses. The new fee structure will only become effective if the shareholders of each Putnam RetirementReady Fund approve the new management contract.

The Trustees have also approved, subject to shareholder approval, a change to the fundamental investment restriction with respect to diversification for each of the following funds: Putnam RetirementReady 2035 Fund, Putnam RetirementReady 2030 Fund, Putnam RetirementReady 2025 Fund, Putnam RetirementReady 2020 Fund and Putnam Retirement Income Fund Lifestyle 1.

More details regarding these proposals will be contained in a proxy statement that is expected to be mailed to shareholders in December 2019. If the proposals are approved, it is expected that the changes described above would take effect on or about April 1, 2020.

The foregoing is not a solicitation of any proxy. For more information regarding the funds, or to receive a free copy of materials filed with the Securities and Exchange Commission (“SEC”), please visit Putnam’s website at putnam.com/individual. Free copies of these materials can also be found on the SEC’s website at http://www.sec.gov. Please read the proxy statement carefully when it becomes available in the coming weeks because it will contain important information. The funds, their Trustees, officers, and other members of Putnam Management personnel may be deemed to be participants in any future solicitation of the funds’ shareholders in connection with the forthcoming meeting of shareholders. Shareholders may obtain information regarding the names, affiliations, and interests of these individuals in the funds’ proxy statement when it becomes available.

PUTNAM INVESTMENTS	319599 - 11/19